SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 April 20, 1999
               (Date of Report, date of earliest event reported)



                            COMPX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

      Delaware               1-13905              57-0981653
  (State or other          (Commission          (IRS Employer
  jurisdiction of          File Number)         Identification
   incorporation)                                    No.)



16825 Northchase Drive, Suite 1200, Houston, Texas     77060
    (Address of principal executive offices)         (Zip Code)



                                 (281) 423-3377
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Item 5: Other Events

     On April 20, 1999, the registrant, CompX International Inc., issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7:   Financial Statements,  Pro Forma Financial Information and Exhibits

          (c)  Exhibit

          Item No.      Exhibit Index
          ----------    ------------------------------------------
          99.1 Press release dated April 20, 1999 issued by CompX International Inc.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMPX INTERNATIONAL INC.
                                (Registrant)




                                By:  /s/ Andrew Louis
                                    -----------------------------
                                    Andrew Louis,
                                    Secretary


Date:  April 20, 1999